[EATON VANCE LOGO]    MUTUAL FUNDS
                      FOR PEOPLE                     [PHOTO OF EDUCATION SIGN]
                      WHO PAY
                      TAXES-Registered Trademark-




ANNUAL REPORT SEPTEMBER 30, 2000


[PHOTO OF CARS ON HIGHWAY]             EATON VANCE
                                         NATIONAL
                                        MUNICIPAL
                                           FUND




[PHOTO OF BRIDGE]

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2000

LETTER TO SHAREHOLDERS

[PHOTO] Eaton Vance National Municipals Fund paid its shareholders monthly income dividends totalling $0.639 per share for Class A shares, $0.534 for Class B shares, $0.482 for Class C shares, and $0.600 for Class I shares during the year ended September 30, 2000.(1) Based on the Fund's most recent distribution and its net asset value per share on September 30, 2000, the Fund's annualized distribution rates were 6.26% for Class A, 5.92% for Class
B, 5.30% for Class C, and 6.34% for Class I.(2) These distribution rates are equivalent to taxable rates of 10.36% for Class A, 9.80% for Class B, 8.77% for Class C, and 10.50% for Class I.(3) The SEC 30-day yields on that date were 5.86% for Class A, 5.83% for Class B, 5.31% for Class C, and 6.33% for Class I.(4) The SEC 30-day yields are equivalent to taxable yields of 9.70% for Class A, 9.65% for Class B, 8.79% for Class C, and 10.48% for Class I.(3)

A COOLING ECONOMY HELPED KEEP INTEREST RATES DOWN....

The rate of economic growth in the U.S. showed signs of easing in 2000. Last year's prolonged rise in interest rates resulted in lower corporate profits, slower capital investment and weaker consumer demand. Together with a decline in the equity markets, these trends have tempered the outlook for economic growth. In the second quarter, GDP growth slowed to a moderate 2.3%. The Federal Reserve Board then left rates unchanged at its August 2000 meeting and signaled that its string of rate hikes may be near an end.



------------------------------------------------------------------
Municipal bond yields are nearly 98% of Treasury yields
   ---------------------------------------------------------------
           5.76%               |               9.54%
   ---------------------------------------------------------------
   30-Year AAA-rated             Taxable equivalent yield
   General Obligation            in 39.6% tax bracket
   (GO) Bonds*
   ----------------------------
           5.88%
   ----------------------------

   30-Years Treasury Bond

   Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

   *GO yields are a compilation of a representative variety
   of general obligations and are not necessarily representative of the Fund's yield. Statistics as of September 30, 2000.
------------------------------------------------------------------



AS RATES STABILIZED, THE CLIMATE FOR MUNICIPAL BONDS IMPROVED...

The prospect of stable, or potentially lower, interest rates was applauded by fixed-income markets, including the municipal market, which mounted a modest rally. The funds in the Lipper General Municipal Debt Fund Classification, which had a average total return of -4.58% in 1999, had a return of 3.39% in the six-month period ended September 30, 2000.(5)

The economy will, of course, bear close watching in coming months. But, in a moderating economy, we believe that municipals are increasingly worthy of the consideration of tax-conscious investors, as part of a diversified portfolio.

                             Sincerely,


                             /s/ Thomas J. Fetter
                             Thomas J. Fetter
                             President
                             November 13, 2000

-------------------------------------------------------------------------------


FUND INFORMATION
as of September 30, 2000

PERFORMANCE(6)            CLASS A    CLASS B   CLASS C   CLASS I
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
------------------------------------------------------------------------------------------
One Year                   4.39%     3.72%     3.46%     4.96%
Five Years                 5.67      4.93      4.80      N.A.
Ten Years                  N.A.      6.71      N.A.      N.A.
Life of Fund +             6.72      6.49      4.08      1.91
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
------------------------------------------------------------------------------------------
One Year                  -0.56%    -1.18%     2.48%     4.96%
Five Years                 4.65      4.61      4.80      N.A.
Ten Years                  N.A.      6.71      N.A.      N.A.
Life of Fund +             5.92      6.49      4.08      1.91

+ Inception Dates - Class A: 4/5/94; Class B: 12/19/85; Class C: 12/3/93; Class I: 7/1/99
------------------------------------------------------------------------------------------


(1) A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax. Income may be subject to state and local tax.

(2) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution rate per share (annualized)by the net asset value.

(3) Taxable-equivalent rates assume maximum 39.60% federal income tax rate. A lower rate would result in lower tax-equivalent figures.

(4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(5) It is not possible to invest directly in a Lipper Classsification.

(6) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% -3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2000

MANAGEMENT DISCUSSION

AN INTERVIEW WITH THOMAS M. METZOLD, VICE PRESIDENT AND PORTFOLIO MANAGER OF NATIONAL MUNICIPALS PORTFOLIO

                                     [PHOTO]
                                Thomas M. Metzold
                                Portfolio Manager


Q: Tom, how would you characterize the investment environment for National Municipals Portfolio over the past year?

A: Compared to other asset classes, municipal bonds have had strong performance over the past year. This marks an improvement over 1999, when the adverse effect of higher interest rates on the municipal market was quite evident. Bond prices, which move in the opposite direction of interest rates, reacted negatively to the rate hikes, creating disappointing returns for municipal bond funds.

     In the six-month period ended September 30, 2000, however, the picture brightened somewhat, as munis staged a modest rally - the result of a number of factors. First, the supply/demand equilibrium came back into balance. As increased tax revenues at the state and local levels reduced funding needs, the rate of new municipal issuance declined from previous years, reducing supply pressures within the municipal market. Second, we saw a fair amount of asset reallocation, as investors sought out stability in the bond markets during a period of equity volatility. Combined with falling interest rates over this time period, these elements helped to boost the municipals market, and we benefitted from those factors as a result.

Q: Was there anything else that contributed to the performance of the Portfolio?

A: The Fund's dividend yield was very high, compared to its competitors. By utilizing a large staff of credit analysts, we can look for investment opportunities that deliver higher-than-average yields, which we can then pass along to the shareholders. We selectively choose bonds across all credit rating categories - we not only invest in the highest-quality credits, but we also invest some of our assets in selected non-rated and lower-rated credits, which can help provide exceptional dividend yield. In this way, we were able to meet our objective of providing current income, as well as providing total return. And of course, this income is exempt from regular federal income taxes.*

* A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax. Income may be subject to state and local tax.

-------------------------------------------------------------------------------
FIVE LARGEST SECTOR POSITIONS+
-------------------------------------------------------------------------------
By total net assets

----------------------------------------------------------
   Escrowed/Pre-refunded                            14.4%
----------------------------------------------------------

-------------------------------------------------
   Industrial Development Revenue          12.9%
-------------------------------------------------

------------------------------------------
   Housing                          9.5%
------------------------------------------

-----------------------------------
   Nursing Home              7.9%
-----------------------------------

---------------------------
   Hospital          7.3%
---------------------------

-------------------------------------------------------------------------------



RATING DISTRIBUTION+
-------------------------------------------------------------------------------
By total net assets



                            [PIE CHART]

                  AA 6.6%       A 4.3%

              AAA 38.5%                BBB 18.9%

                                         BB 3.3%

                                           B 0.4%

                                        NON-RATED 27.8%

                          CCC 0.2%


+ Portfolio Sector Positions and Rating Distribution are subject to change.

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2000

MANAGEMENT DISCUSSION

Q: You mentioned the credit ratings of bonds. What more can you tell us about this?

A: The rating of a bond is an indication of its credit quality; more specifically, of the issuer's ability to repay the debt. For example, the highest sector distribution for the Portfolio, at 14.4%, at September 30, 2000, was escrowed/pre-refunded bonds (see chart, page 3). You simply can't get a higher credit quality than a bond that is escrowed with U.S.Treasuries or securities guaranteed by the U.S. Treasury. When it comes to non-rated issues, which can help boost the income provided by the Fund, it's important to remember that this doesn't necessarily indicate that a bond is not a good credit - it just hasn't been rated by one of the major rating agencies.

     That's why in-house credit analysis is such an important part of our investment process.
     Our team constantly monitors trends in the economy to insure that the performance of these bonds, particularly in the health care and industrial sectors this year, lives up to expectations, and that we're on top of anything that might impact performance. Although 27.8% of the Portfolio was non-rated at September 30, 2000, over 49% was rated above A, and the AAA percentage was 38.5%, so the Portfolio's non-rated holdings are more than offset by higher-rated securities.




PORTFOLIO OVERVIEW+
-------------------------------------------------------------------------------
By total net assets

Number of Issues                            206

Average Maturity                            24.2 years

Effective Maturity                          19.5 years

Average Rating                              A -

Average Call                                9.3 years

Average Dollar Price                        $85.74

+         Portfolio overview is subject to change.
-------------------------------------------------------------------------------


Q: What role can municipal bonds play in an investor's portfolio in the current investment environment?

A: Because they are mostly free from federal income tax, the advantages of municipals for the tax-conscious investor are undeniable. The taxable-equivalent yield of this Fund compares quite favorably with taxable asset classes of similar credit quality.

     Also, the Fund can offer added investment value because of its long-term perspective. In fact, over the long term, we have outperformed most of our peer funds: the Fund's Class A shares were ranked 9 out of 183 funds among its peers over a five-year period.* We believe a long-term approach, via exceptional call protection, affords a prudent way to capitalize on the opportunities that exist in this complex market. We further believe that investors should diversify across all asset classes, and munis are an excellent vehicle for diversification. Finally, we continue to believe that munis are undervalued on a relative basis to other asset classes, and that the coming year can provide excellent investment opportunities.


     * Source: Lipper Inc. National Municipals Fund ranked #9 among 183 municipal funds for the 5 years ended 9/30/00. For the one year period, National Municipals Fund ranked #180 out of 263 funds. Rankings are for Class A shares only, ranking for other classes may vary. Rankings are based on percentage change in net asset value and do not take sales charge into consideration. Past performance is no guarantee of future results.
     It is not possible to invest directly in a Lipper classification.

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
P E R F O R M A N C E
-------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in Eaton Vance National Municipals Fund, Class B vs. the Lehman Brothers Municipal Bond Index*

September 30, 1990 - September 30, 2000

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

Lehman Brothers Municipal Bond Index   $20,258

EATON VANCE MUNICIPAL FUND CLASS B     $19,136

[GRAPH]

SEP                  $10,000.00       $10,000
OCT                  $10,181.62       $10,125
NOV                  $10,386.35       $10,267
DEC                  $10,431.35       $10,268
JAN 1991             $10,571.55       $10,353
FEB                  $10,663.56       $10,407
MAR                  $10,667.14       $10,410
APR                  $10,809.73       $10,568
MAY                  $10,905.72       $10,667
JUN                  $10,894.97       $10,668
JUL                  $11,027.60       $10,856
AUG                  $11,172.98       $11,005
SEP                  $11,318.36       $11,133
OCT                  $11,420.32       $11,196
NOV                  $11,452.18       $11,181
DEC                  $11,697.93       $11,477
JAN 1992             $11,724.62       $11,423
FEB                  $11,728.60       $11,463
MAR                  $11,732.58       $11,512
APR                  $11,837.34       $11,677
MAY                  $11,976.74       $11,868
JUN                  $12,177.48       $12,163
JUL                  $12,542.72       $12,668
AUG                  $12,420.44       $12,391
SEP                  $12,501.69       $12,432
OCT                  $12,378.62       $12,107
NOV                  $12,600.47       $12,512
DEC                  $12,729.12       $12,631
JAN 1993             $12,877.29       $12,756
FEB                  $13,342.89       $13,364
MAR                  $13,201.90       $13,155
APR                  $13,334.93       $13,345
MAY                  $13,409.81       $13,473
JUN                  $13,634.05       $13,741
JUL                  $13,651.57       $13,773
AUG                  $13,935.95       $14,091
SEP                  $14,094.87       $14,284
OCT                  $14,121.96       $14,356
NOV                  $13,997.29       $14,199
DEC                  $14,292.83       $14,477
JAN 1994             $14,456.13       $14,682
FEB                  $14,081.73       $14,323
MAR                  $13,508.18       $13,510
APR                  $13,622.89       $13,584
MAY                  $13,740.79       $13,702
JUN                  $13,660.73       $13,589
JUL                  $13,907.28       $13,876
AUG                  $13,955.47       $13,895
SEP                  $13,750.75       $13,596
OCT                  $13,506.59       $13,341
NOV                  $13,262.04       $12,978
DEC                  $13,553.99       $13,308
JAN 1995             $13,941.53       $13,793
FEB                  $14,346.99       $14,262
MAR                  $14,511.89       $14,342
APR                  $14,529.02       $14,358
MAY                  $14,992.63       $14,918
JUN                  $14,861.59       $14,765
JUL                  $15,002.19       $14,794
AUG                  $15,192.58       $14,971
SEP                  $15,288.56       $15,044
OCT                  $15,510.81       $15,317
NOV                  $15,768.51       $15,715
DEC                  $15,919.86       $15,943
JAN 1996             $16,040.15       $16,004
FEB                  $15,931.81       $15,855
MAR                  $15,728.28       $15,500
APR                  $15,683.67       $15,383
MAY                  $15,677.70       $15,453
JUNE                 $15,848.57       $15,628
JULY                 $15,991.95       $15,760
AUG                  $15,988.37       $15,817
SEP                  $16,211.81       $16,072
OCT                  $16,395.03       $16,272
NOV                  $16,695.34       $16,562
DEC                  $16,624.85       $16,524
JAN 1997             $16,656.31       $16,500
FEB                  $16,809.26       $16,668
MAR                  $16,585.02       $16,420
APR                  $16,724.02       $16,561
MAY                  $16,975.74       $16,805
JUN                  $17,156.57       $17,241
JUL                  $17,631.74       $17,994
AUG                  $17,466.44       $17,751
SEP                  $17,673.56       $18,054
OCT                  $17,787.47       $18,219
NOV                  $17,892.22       $18,305
DEC                  $18,153.10       $18,656
JAN 1998             $18,340.30       $18,876
FEB                  $18,345.88       $18,944
MAR                  $18,362.21       $18,979
APR                  $18,279.36       $18,827
MAY                  $18,568.53       $19,100
JUN                  $18,641.81       $19,164
JUL                  $18,688.41       $19,136
AUG                  $18,977.18       $19,438
SEP                  $19,213.77       $19,606
OCT                  $19,213.37       $19,521
NOV                  $19,280.68       $19,550
DEC                  $19,329.27       $19,553
JAN 1999             $19,559.09       $19,744
FEB                  $19,473.85       $19,588
MAR                  $19,500.94       $19,565
APR                  $19,549.13       $19,625
MAY                  $19,436.01       $19,466
JUN                  $19,156.41       $19,001
JUL                  $19,226.11       $18,928
AUG                  $19,071.97       $18,580
SEP                  $19,079.94       $18,450
OCT                  $18,873.22       $18,074
NOV                  $19,073.96       $18,212
DEC                  $18,931.77       $17,891
JAN 2000             $18,849.32       $17,598
FEB                  $19,068.39       $17,964
MAR                  $19,485.00       $18,510
APR                  $19,369.90       $18,308
MAY                  $19,269.13       $18,037
JUNE                 $19,779.74       $18,638
JULY                 $20,054.96       $18,954
AUGUST               $20,364.04       $19,261
SEPTEMBER            $20,258.10       $19,136


PERFORMANCE(5)                    CLASS A  CLASS B   CLASS C   CLASS I
-------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                           4.39%    3.72%     3.46%     4.96%
Five Years                         5.67     4.93      4.80      N.A.
Ten Years                          N.A.     6.71      N.A.      N.A.
Life of Fund+                      6.72     6.49      4.08      1.91

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                          -0.56%   -1.18%     2.48%     4.96%
Five Years                         4.65     4.61      4.80      N.A.
Ten Years                          N.A.     6.71      N.A.      N.A.
Life of Fund+                      5.92     6.49      4.08      1.91

+ Inception Dates - Class A: 4/5/94; Class B: 12/19/85; Class C:12/3/93; Class I:7/1/99
-------------------------------------------------------------------------------


* Source: TowersData, Bethesda, MD. Investment operations commenced 12/19/85. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

     The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index of municipal bonds. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund (Class B) and in the Lehman Brothers Municipal Bond Index. An investment in the Fund's Class A shares on 4/5/94 at net asset value would have grown to $15,254 on September 30, 2000, $14,527 including applicable sales charge. An investment in the Fund's Class C shares on 12/3/93 at net asset value would have grown to $13,138 on September 30, 2000. An investment in the Fund's Class I shares at its inception on 7/1/99 at net asset value would have grown to $10,240 on September 30, 2000. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.


** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.85% of the total dividends paid by the Fund from net investment income during the fiscal year ended September 30, 2000 was designated as an exempt-interest dividend.
-------------------------------------------------------------------------------

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2000
Assets
--------------------------------------------------------
Investment in National Municipals
   Portfolio, at value
   (identified cost, $1,763,209,946)      $1,769,985,266
Receivable for Fund shares sold                1,771,629
Miscellaneous receivable                          65,395
--------------------------------------------------------
TOTAL ASSETS                              $1,771,822,290
--------------------------------------------------------
Liabilities
--------------------------------------------------------
Dividends payable                         $    4,246,466
Payable for Fund shares redeemed               3,370,107
Payable to affiliate for Trustees' fees               60
Accrued expenses                               1,562,810
--------------------------------------------------------
TOTAL LIABILITIES                         $    9,179,443
--------------------------------------------------------
NET ASSETS                                $1,762,642,847
--------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------
Paid-in capital                           $1,790,288,188
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                          (31,057,174)
Accumulated distributions in excess of
   net investment income                      (3,363,487)
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                            6,775,320
--------------------------------------------------------
TOTAL                                     $1,762,642,847
--------------------------------------------------------
Class A Shares
--------------------------------------------------------
NET ASSETS                                $  174,024,241
SHARES OUTSTANDING                            17,017,565
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $        10.23
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 95.25 of $10.23)      $        10.74
--------------------------------------------------------
Class B Shares
--------------------------------------------------------
NET ASSETS                                $1,483,565,502
SHARES OUTSTANDING                           155,314,056
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         9.55
--------------------------------------------------------
Class C Shares
--------------------------------------------------------
NET ASSETS                                $  104,454,610
SHARES OUTSTANDING                            11,483,050
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         9.10
--------------------------------------------------------
Class I Shares
--------------------------------------------------------
NET ASSETS                                $      598,494
SHARES OUTSTANDING                                63,240
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         9.46
--------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
SEPTEMBER 30, 2000
Investment Income
------------------------------------------------------
Interest allocated from Portfolio         $128,180,914
Expenses allocated from Portfolio           (8,762,530)
------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $119,418,384
------------------------------------------------------
Expenses
------------------------------------------------------
Trustees fees and expenses                $      3,216
Distribution and service fees
   Class A                                     150,577
   Class B                                  10,509,980
   Class C                                   1,138,963
Transfer and dividend disbursing agent
   fees                                      1,455,993
Printing and postage                           103,346
Registration fees                               70,828
Legal and accounting services                   33,258
Custodian fee                                    6,971
Miscellaneous                                  135,742
------------------------------------------------------
TOTAL EXPENSES                            $ 13,608,874
------------------------------------------------------

NET INVESTMENT INCOME                     $105,809,510
------------------------------------------------------
Realized and Unrealized Gain
(Loss) from Portfolio
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(29,265,457)
------------------------------------------------------
NET REALIZED LOSS                         $(29,265,457)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(16,870,231)
------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $(16,870,231)
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(46,135,688)
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 59,673,822
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED             YEAR ENDED
IN NET ASSETS                             SEPTEMBER 30, 2000     SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------
From operations --
   Net investment income                  $         105,809,510  $         113,675,295
   Net realized gain (loss)                         (29,265,457)            31,760,687
   Net change in unrealized
      appreciation (depreciation)                   (16,870,231)          (280,608,083)
--------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $          59,673,822  $        (135,172,101)
--------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $         (11,518,618) $         (10,782,875)
      Class B                                       (88,245,574)           (96,032,463)
      Class C                                        (6,121,440)            (6,816,227)
      Class I                                            (6,725)                (3,068)
   In excess of net investment income
      Class A                                          (188,394)                    --
      Class B                                          (395,953)              (642,529)
      Class I                                               (76)                    --
--------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $        (106,476,780) $        (114,277,162)
--------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $          76,663,892  $         132,294,349
      Class B                                        84,983,374            163,062,444
      Class C                                        22,528,666             67,007,386
      Class I                                           600,004                467,716
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                         5,306,814              5,807,264
      Class B                                        29,049,725             37,369,476
      Class C                                         2,859,716              4,191,417
      Class I                                             2,451                  2,734
   Cost of shares redeemed
      Class A                                      (114,313,049)           (51,471,895)
      Class B                                      (356,484,139)          (294,751,646)
      Class C                                       (57,769,924)           (38,042,760)
      Class I                                          (453,019)                    --
--------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS           $        (307,025,489) $          25,936,485
--------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $        (353,828,447) $        (223,512,778)
--------------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------------
At beginning of year                      $       2,116,471,294  $       2,339,984,072
--------------------------------------------------------------------------------------
AT END OF YEAR                            $       1,762,642,847  $       2,116,471,294
--------------------------------------------------------------------------------------
Accumulated distributions
in excess of net investment
income included in net assets
--------------------------------------------------------------------------------------
AT END OF YEAR                            $          (3,363,487) $          (2,696,217)
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                CLASS A
                                  -----------------------------------
                                       YEAR ENDED SEPTEMBER 30,
                                  -----------------------------------
                                   2000(1)       1999         1998
---------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 10.440     $ 11.650     $ 11.260
---------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------
Net investment income             $  0.629     $  0.636     $  0.644
Net realized and unrealized
   gain (loss)                      (0.200)      (1.209)       0.398
---------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $  0.429     $ (0.573)    $  1.042
---------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------
From net investment income        $ (0.629)    $ (0.637)    $ (0.652)
In excess of net investment
   income                           (0.010)          --           --
---------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $ (0.639)    $ (0.637)    $ (0.652)
---------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $ 10.230     $ 10.440     $ 11.650
---------------------------------------------------------------------

TOTAL RETURN(2)                       4.39%       (5.14)%       9.49%
---------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $174,024     $211,206     $146,067
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                        0.66%        0.71%        0.71%
   Expenses after custodian
      fee reduction(3)                0.65%        0.69%        0.69%
   Net investment income              6.23%        5.67%        5.60%
Portfolio Turnover of the
   Portfolio                            41%          60%          28%
---------------------------------------------------------------------

 (1) Net investment income per share was computed using averge shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                               CLASS B
                                  ------------------------------------------------------------------
                                                       YEAR ENDED SEPTEMBER 30,
                                  ------------------------------------------------------------------
                                   2000(1)         1999          1998          1997          1996
----------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $9.740        $10.870       $10.530       $9.900        $    9.800
----------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------
Net investment income             $0.532        $0.508        $0.523        $0.550        $    0.557
Net realized and unrealized
   gain (loss)                    (0.188)       (1.126)        0.361         0.634             0.096
----------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $0.344        $(0.618   )   $0.884        $1.184        $    0.653
----------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------
From net investment income        $(0.532   )   $(0.508   )   $(0.531   )   $(0.554   )   $   (0.553)
In excess of net investment
   income                         (0.002)       (0.004)       (0.013)           --                --
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.534   )   $(0.512   )   $(0.544   )   $(0.554   )   $   (0.553)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $9.550        $9.740        $10.870       $10.530       $    9.900
----------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                     3.72%        (5.90)%        8.60%        12.33%             6.84%
----------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $1,483,566    $1,764,616    $2,071,078    $2,040,626    $2,101,632
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                      1.25%         1.53%         1.53%         1.60%             1.55%
   Expenses after custodian
      fee reduction(3)              1.24%         1.51%         1.51%         1.60%             1.54%
   Net investment income            5.63%         4.86%         4.87%         5.45%             5.62%
Portfolio Turnover of the
   Portfolio                          41%           60%           28%           17%               19%
----------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using averge shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                CLASS C
                                  -----------------------------------
                                       YEAR ENDED SEPTEMBER 30,
                                  -----------------------------------
                                   2000(1)       1999         1998
---------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $  9.280     $ 10.350     $ 10.010
---------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------
Net investment income             $  0.477     $  0.482     $  0.493
Net realized and unrealized
   gain (loss)                      (0.175)      (1.073)       0.349
---------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $  0.302     $ (0.591)    $  0.842
---------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------
From net investment income        $ (0.482)    $ (0.479)    $ (0.502)
---------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $ (0.482)    $ (0.479)    $ (0.502)
---------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $  9.100     $  9.280     $ 10.350
---------------------------------------------------------------------

TOTAL RETURN(2)                       3.46%       (5.92)%       8.59%
---------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $104,455     $140,182     $122,839
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                        1.58%        1.54%        1.54%
   Expenses after custodian
      fee reduction(3)                1.57%        1.52%        1.52%
   Net investment income              5.31%        4.84%        4.83%
Portfolio Turnover of the
   Portfolio                            41%          60%          28%
---------------------------------------------------------------------

 (1) Net investment income per share was computed using averge shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                          CLASS I
                                  ------------------------
                                  YEAR ENDED SEPTEMBER 30,
                                  ------------------------
                                   2000(1)       1999(2)
----------------------------------------------------------
Net asset value -- Beginning
   of year                         $ 9.610       $10.000
----------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------
Net investment income              $ 0.557       $ 0.149
Net realized and unrealized
   loss                             (0.107)       (0.390)
----------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $ 0.450       $(0.241)
----------------------------------------------------------

Less distributions
----------------------------------------------------------
From net investment income         $(0.593)      $(0.149)
In excess of net investment
   income                           (0.007)           --
----------------------------------------------------------
TOTAL DISTRIBUTIONS                $(0.600)      $(0.149)
----------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $ 9.460       $ 9.610
----------------------------------------------------------

TOTAL RETURN(3)                       4.96%        (2.44)%
----------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $   598       $   468
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                        0.57%         0.55%(5)
   Expenses after custodian
      fee reduction(4)                0.56%         0.53%(5)
   Net investment income              5.87%         6.12%(5)
Portfolio Turnover of the
   Portfolio                            41%           60%
----------------------------------------------------------

 (1) Net investment income per share was computed using averge shares outstanding.
 (2) For the period from the commencement of offering of class I shares, July 1, 1999, to September 30, 1999.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance National Municipals Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value to certain institutional investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in National Municipals Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at September 30, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 2000, the Fund, for federal income tax purposes, had capital loss carryovers of $6,949,359 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. A portion of such capital loss carryover was acquired through a Fund Reorganization and may be subject to certain limitations. Such capital loss carryovers will expire on September 30, 2008 ($5,377,834) and September 30, 2005 ($1,571,525). Dividends paid by the Fund from net tax-exempt interest on municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

   Additionally, at September 30, 2000, National Municipals Fund had net capital losses of $23,947,133 attributable to security transactions incurred after October 31, 1999. These capital losses are treated as arising on the first day of the Fund's next taxable year.

 D Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 E Other -- Investment transactions are accounted for on a trade-date basis.

 F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS A                                       2000          1999
    --------------------------------------------------------------------
    Sales                                       7,622,978    11,806,517
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  526,581       521,090
    Redemptions                               (11,359,864)   (4,636,351)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                    (3,210,305)    7,691,256
    --------------------------------------------------------------------

                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS B                                       2000          1999
    --------------------------------------------------------------------
    Sales                                       8,951,233    15,476,801
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                3,083,270     3,573,074
    Redemptions                               (37,900,442)  (28,384,309)
    --------------------------------------------------------------------
    NET DECREASE                              (25,865,939)   (9,334,434)
    --------------------------------------------------------------------

                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS C                                       2000          1999
    --------------------------------------------------------------------
    Sales                                       2,512,096     6,674,087
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  318,811       421,840
    Redemptions                                (6,449,307)   (3,859,279)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                    (3,618,400)    3,236,648
    --------------------------------------------------------------------

                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS I                                       2000        1999(1)
    --------------------------------------------------------------------
    Sales                                          62,718        48,369
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                      261           284
    Redemptions                                   (48,392)           --
    --------------------------------------------------------------------
    NET INCREASE                                   14,587        48,653
    --------------------------------------------------------------------

 (1) For the period from the commencement of offering of Class I shares, July 1, 1999 to September 30, 1999.

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the Administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $31,218 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2000.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans, for Class B (Class B Plan) and Class C (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $7,721,265 and $854,222 for Class B, and Class C shares, respectively, to or payable to EVD for the year ended September 30, 2000, representing 0.49% and 0.75% (annualized) of the average daily net assets for Class B and Class C shares, respectively. At September 30, 2000, the amount of Uncovered Distribution Charges EVD calculated under the Plans was approximately $15,795,000 for Class C shares. There were no Uncovered Distribution Charges for Class B shares at
   September 30, 2000.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. The Trustees initially implemented the Plans by authorizing the Fund to make quarterly payments of service fees to EVD and investment dealers equal to 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. On October 4, 1999, the Trustees approved service fee payments equal to 0.25% per annum of the Trust's average daily net assets attributable to Class A and Class B shares for any fiscal year on shares of the Trust sold on or after October 12, 1999. The Class C Plan permits the fund to make monthly payments of service fees in amounts not expected to exceed 0.25% of the Fund's average daily net assets attributable to Class C shares for any fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution
   Charges of EVD. Service fee payments for the year ended September 30, 2000 amounted to $150,577, $2,788,715, and $284,741,for Class A, Class B, and Class C shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $39,000 of CDSC paid by shareholders for Class C shares for the year ended September 30, 2000. EVD also received approximately $1,832,000 of CDSC paid by Class B shareholders of which $705,167 was paid directly to the Fund for days when no Uncovered Distribution Charges existed.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the National Municipals Portfolio aggregated $184,624,795 and $613,467,015, respectively, for the year ended September 30, 2000.

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2000

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE MUNICIPALS TRUST
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance National Municipals Fund (one of the series constituting Eaton Vance Municipals Trust) as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 2000 and 1999 and the financial highlights for each of the years in the five-year period ended September 30, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance National Municipals Fund at September 30, 2000, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 3, 2000

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2000

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.2%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------
Assisted Living -- 5.7%
---------------------------------------------------------------------------
    $  6,035       Arizona Health Facilities Authority,
                   (Care Institute, Inc. - Mesa),
                   7.625%, 1/1/26                            $    5,203,558
      17,220       Bell County, TX, Health Facilities
                   Authority, (Care Institute, Inc.-Texas),
                   9.00%, 11/1/24                                18,644,611
       3,060       Chester, PA, IDA, (Senior Life-Choice of
                   Kimberton), (AMT), 8.50%, 9/1/25               3,252,199
       4,935       Chester, PA, IDA, (Senior Life-Choice of
                   Paoli, L.P.), (AMT), 8.05%, 1/1/24             5,073,377
       4,960       Delaware, PA, IDA, (Glen Riddle), (AMT),
                   8.625%, 9/1/25                                 5,307,250
       9,580       Glen Cove, NY, IDA, (Regency at Glen
                   Cove), 9.50%, 7/1/12                          10,101,056
      15,000       Illinois Development Finance Authority,
                   (Care Institute, Inc.), 7.80%, 6/1/25         15,393,000
       4,605       New Jersey EDA, (Chelsea at East
                   Brunswick), (AMT), 8.25%, 10/1/20              4,728,046
       9,605       New Jersey EDA, (Forsgate), (AMT),
                   8.625%, 6/1/25                                10,329,505
       4,935       North Syracuse Village Housing
                   Authority, NY, (AJM Senior Housing,
                   Inc., Janus Park), 8.00%, 6/1/24               2,566,644
       7,915       Roseville, MN, Elder Care Facility,
                   (Care Institute, Inc. - Roseville),
                   7.75%, 11/1/23                                 7,366,728
      12,290       St. Paul, MN, Housing and Redevelopment,
                   (Care Institute, Inc. - Highland),
                   8.75%, 11/1/24                                13,287,579
---------------------------------------------------------------------------
                                                             $  101,253,553
---------------------------------------------------------------------------
Cogeneration -- 6.6%
---------------------------------------------------------------------------
    $ 22,150       Maryland Energy Cogeneration, (AES
                   Warrior Run), (AMT), 7.40%, 9/1/19        $   22,494,654
      30,145       New Jersey EDA, (Vineland Cogeneration),
                   (AMT), 7.875%, 6/1/19                         31,065,025
      12,950       Palm Beach County, FL, (Osceola Power),
                   (AMT), 6.95%, 1/1/22(1)                        7,394,450
       6,100       Pennsylvania EDA, (Northampton
                   Generating), (AMT), 6.50%, 1/1/13              5,988,309
      21,950       Pennsylvania EDA, (Northampton
                   Generating), (AMT), 6.60%, 1/1/19             21,402,347
       7,000       Pennsylvania EDA, (Northampton
                   Generating), Junior Liens, (AMT),
                   6.875%, 1/1/11                                 7,000,490
       5,000       Pennsylvania EDA, (Northampton
                   Generating), Junior Liens, (AMT),
                   6.95%, 1/1/21                                  5,010,150
       3,917       Robbins, IL, Resource Recovery, (AMT),
                   0.00%, 10/15/09                                1,831,403
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Cogeneration (continued)
---------------------------------------------------------------------------
    $  1,952       Robbins, IL, Resource Recovery, (AMT),
                   7.25%, 10/15/09                           $    1,854,207
       8,439       Robbins, IL, Resource Recovery, (AMT),
                   7.25%, 10/15/24                                7,742,625
      12,578       Robbins, IL, Resource Recovery, (AMT),
                   8.375%, 10/15/16(1)                            3,270,312
       4,922       Robbins, IL, Resource Recovery, (AMT),
                   8.375%, 10/15/16(1)                            1,279,687
---------------------------------------------------------------------------
                                                             $  116,333,659
---------------------------------------------------------------------------
Education -- 0.8%
---------------------------------------------------------------------------
    $  4,130       California Educational Facilities
                   Authority, (Stanford University),
                   Variable Rate, 6/1/27(2)                  $    3,914,786
      10,770       Florida Capital Projects Financing
                   Authority, Student Housing Revenue,
                   (Florida University), 7.85%, 8/15/31          10,578,402
---------------------------------------------------------------------------
                                                             $   14,493,188
---------------------------------------------------------------------------
Electric Utilities -- 3.7%
---------------------------------------------------------------------------
    $ 12,000       Clark County, NV, (Nevada Power), (AMT),
                   5.90%, 10/1/30                            $   10,695,000
       5,000       Connecticut Development Authority,
                   (Connecticut Light and Power),
                   Variable Rate, 9/1/28(3)(4)                    4,461,600
       6,500       Connecticut Development Authority,
                   (Western Mass Electric), Variable Rate,
                   9/1/28(3)(4)                                   5,800,080
      11,000       Intermountain Power Agency, UT,
                   7.24%, 7/1/19(3)(4)                           11,170,720
      22,000       Long Island Power Authority, NY,
                   Electric System Revenue, 5.50%, 12/1/29       20,794,620
       5,000       Matagorda County, TX, Navigation
                   District No.1, (Reliant Energy) ,
                   5.95%, 5/1/30                                  4,570,300
       8,000       North Carolina Municipal Power Agency ,
                   6.50%, 1/1/20                                  8,112,480
---------------------------------------------------------------------------
                                                             $   65,604,800
---------------------------------------------------------------------------
Escrowed / Prerefunded -- 14.4%
---------------------------------------------------------------------------
    $ 42,500       Bakersfield, CA, (Bakersfield Assisted
                   Living Center), Escrowed to Maturity,
                   0.00%, 4/15/21                            $   11,919,125
       2,200       Bexar County, TX, Health Facilities,
                   (St. Luke's Lutheran), Escrowed to
                   Maturity, 7.00%, 5/1/21                        2,580,908
     184,070       Colorado Health Facilities Authority,
                   (Liberty Heights), Escrowed to Maturity,
                   0.00%, 7/15/24                                42,218,295
     244,325       Dawson Ridge, CO, Metropolitan District
                   #1, Escrowed to Maturity,
                   0.00%, 10/1/22                                56,392,653

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2000

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Escrowed / Prerefunded (continued)
---------------------------------------------------------------------------
    $ 11,175       Dawson Ridge, CO, Metropolitan District
                   #1, Escrowed to Maturity, 0.00%, 10/1/22  $    2,579,302
       7,000       Florida Mid-Bay Bridge Authority,
                   Escrowed to Maturity, 6.875%, 10/1/22          8,093,680
     101,555       Illinois Development Finance Authority,
                   (Regency Park), Escrowed to Maturity,
                   0.00%, 7/15/23                                24,238,132
      60,360       Illinois Development Finance Authority,
                   (Regency Park), Escrowed to Maturity,
                   0.00%, 7/15/25                                12,704,573
       4,650       Illinois HEFA, (Chicago Osteopathic
                   Health Systems), Escrowed to Maturity,
                   7.125%, 5/15/11                                5,203,908
       4,500       Illinois HEFA, (Chicago Osteopathic
                   Health Systems), Prerefunded to
                   11/15/19, 7.25%, 5/15/22                       5,292,225
      10,865       Louisiana Public Facilities Authority,
                   (Southern Baptist Hospitals, Inc.),
                   Escrowed to Maturity, 8.00%, 5/15/12          12,652,292
       5,675       Maricopa County, AZ, IDA, (Place Five
                   and The Greenery), Escrowed to Maturity,
                   6.625%, 1/1/27                                 6,079,684
       1,000       Maricopa County, AZ, IDA, Multifamily,
                   Escrowed to Maturity, 6.45%, 1/1/17            1,068,850
     100,000       Mississippi Housing Finance Corp., SFMR,
                   Escrowed to Maturity, (AMT),
                   0.00%, 6/1/15                                 44,470,000
      46,210       San Joaquin Hills Transportation
                   Corridor Agency, CA, Toll Road Bonds,
                   Escrowed to Maturity, 0.00%, 1/1/20           15,613,897
      15,000       San Joaquin Hills Transportation
                   Corridor Agency, CA, Toll Road Bonds,
                   Escrowed to Maturity, 0.00%, 1/1/25            3,699,750
---------------------------------------------------------------------------
                                                             $  254,807,274
---------------------------------------------------------------------------
Gas Utilities -- 0.2%
---------------------------------------------------------------------------
    $  5,250       Philadelphia, PA, Natural Gas Works,
                   Variable Rate, 7/1/28(3)                  $    4,028,745
---------------------------------------------------------------------------
                                                             $    4,028,745
---------------------------------------------------------------------------
General Obligations -- 1.6%
---------------------------------------------------------------------------
    $ 15,000       California, Variable Rate, 5/1/26(3)(4)   $   15,356,400
      15,400       Houston, TX, Independent School
                   District, (PSF), 4.75%, 2/15/26               13,076,448
---------------------------------------------------------------------------
                                                             $   28,432,848
---------------------------------------------------------------------------
Health Care-Miscellaneous -- 0.3%
---------------------------------------------------------------------------
    $  3,369       Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 5.50%, 12/1/36             $    2,959,063
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Health Care-Miscellaneous (continued)
---------------------------------------------------------------------------
    $  3,613       Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 5.875%, 12/1/36            $    3,282,309
---------------------------------------------------------------------------
                                                             $    6,241,372
---------------------------------------------------------------------------
Hospital -- 7.3%
---------------------------------------------------------------------------
    $  6,500       Arizona Health Facilities Authority,
                   (Phoenix Memorial Hospital),
                   8.20%, 6/1/21                             $    6,144,970
       2,290       Berlin, MD, (Atlantic General Hospital),
                   8.375%, 6/1/22                                 2,358,494
      12,600       California Health Facilities Financing
                   Authority, (Cedars-Sinai Medical
                   Center), Variable Rate, 12/1/34(3)(4)         13,110,300
      22,000       Colorado Health Facilities Authority,
                   (Rocky Mountain Adventist),
                   6.625%, 2/1/22                                20,742,700
       2,650       Corinth and Alcorn County, MS, (Magnolia
                   Registered Health Center),
                   5.50%, 10/1/21                                 2,276,164
       4,000       Crossville, TN, HEFA, (Cumberland
                   Medical Center), 6.75%, 11/1/12                4,042,200
       3,530       Hawaii Department of Budget and Finance,
                   (Wahiawa General Hospital),
                   7.50%, 7/1/12                                  3,191,332
       1,000       Illinois Health Facilities Authority,
                   (Holy Cross Hospital), 6.70%, 3/1/14             910,160
       2,650       Illinois Health Facilities Authority,
                   (Holy Cross Hospital), 6.75%, 3/1/24           2,304,148
       4,500       Indiana Health Facility Financing
                   Authority, (Memorial Hospital and Health
                   Care Center), 7.40%, 3/1/22                    4,558,995
      10,585       Louisiana Public Facilities Authority,
                   (General Health Systems),
                   6.80%, 11/1/16                                10,543,189
      18,000       Maricopa County, AZ, IDA, (Mayo
                   Foundation), Residual Certificates,
                   5.25%, 11/15/37                               16,334,460
       2,000       Marshall County, AL, (Guntersville-Arab
                   Medical Center), 7.00%, 10/1/09                2,036,820
       2,000       Marshall County, AL, (Guntersville-Arab
                   Medical Center), 7.00%, 10/1/13                2,042,480
      13,815       Massachusetts HEFA, (Partners Healthcare
                   System), 5.25%, 7/1/29                        11,857,414
       3,500       New Jersey Health Care Facilities
                   Financing Authority, (Trinitas
                   Hospital), 7.50%, 7/1/30                       3,598,525
       9,000       Philadelphia, PA, HEFA, (Graduate Health
                   System), 6.625%, 7/1/21(1)                     3,105,000
       2,250       Philadelphia, PA, HEFA, (Graduate Health
                   System), 7.25%, 7/1/18(1)                        776,250
       3,075       Prince George's County, MD, (Greater
                   Southeast Healthcare System),
                   6.375%, 1/1/23(1)                              1,076,865
       7,750       Rhode Island HEFA, (St. Joseph Health
                   Services), 5.50%, 10/1/29                      5,861,790

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2000

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Hospital (continued)
---------------------------------------------------------------------------
    $ 12,500       Rochester, MN, Health Care Facilities,
                   (Mayo Clinic),
                   Variable Rate, 11/15/27(3)(4)             $   11,714,875
---------------------------------------------------------------------------
                                                             $  128,587,131
---------------------------------------------------------------------------
Housing -- 9.5%
---------------------------------------------------------------------------
    $  3,000       ABAG Finance Authority, CA, (Civic
                   Center Drive Apartments), (AMT),
                   6.375%, 9/1/32                            $    3,063,990
       7,900       Arkansas Development Finance Authority,
                   MFMR, (Park Apartments), (AMT),
                   5.95%, 12/1/28                                 7,025,707
       6,200       Bexar County, TX, Housing Finance Corp.,
                   (Arboretum Apartments), (AMT),
                   6.10%, 8/1/36                                  5,704,248
      10,900       Bexar County, TX, Housing Finance Corp.,
                   (North Knoll Apartments), 5.90%, 4/1/37        9,596,033
       9,350       California Housing Finance Agency,
                   (AMT), Variable Rate, 8/1/23(3)                9,946,062
      12,000       California Statewide Communities
                   Development Authority, (Chesapeake Bay
                   Apartments), 6.00%, 6/1/32                    10,704,240
      37,500       California Statewide Communities
                   Development Authority, (Corporate Fund
                   for Housing), 6.50%, 12/1/29                  35,938,875
       3,000       California Statewide Communities
                   Development Authority, (Corporate Fund
                   for Housing), 7.25%, 12/1/34                   2,988,270
       4,000       California Statewide Communities
                   Development Authority, (Corporate Fund
                   for Housing), 7.50%, 12/1/34                   3,984,720
       6,750       California Statewide Communities
                   Development Authority, (Nantucket Bay
                   Apartments), 6.00%, 6/1/32                     6,021,135
       2,500       California Statewide Communities
                   Development Authority, (Oaks at Sunset
                   Apartments), 6.00%, 6/1/36                     2,221,475
       7,800       California Statewide Communities
                   Development Authority, (San Luis Bay
                   Village Apartments), (AMT),
                   6.25%, 9/1/36                                  7,264,998
      16,000       Charter Mac Equity, TN, (AMT),
                   6.625%, 6/30/09                               15,780,000
       1,890       El Paso County, TX, Housing Finance
                   Corp., (San Jose Ltd.), (AMT),
                   6.00%, 8/1/31                                  1,833,073
       3,750       El Paso County, TX, Housing Finance
                   Corp., (San Jose Ltd.), (AMT),
                   6.10%, 8/1/31                                  3,688,200
      10,630       Lake Creek, CO, (Affordable Housing
                   Corp.), 6.25%, 12/1/23                         9,893,128
       1,415       Maricopa County, AZ, IDA, (National
                   Health Facilities II), 6.375%, 1/1/19          1,320,308
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Housing (continued)
---------------------------------------------------------------------------
    $  8,325       Minneapolis, MN, Community Development,
                   Multifamily Housing, (Lindsay Brothers),
                   6.60%, 12/1/18                            $    8,126,365
      15,675       New Hampshire Housing Finance Authority,
                   Multifamily Housing, 6.20%, 7/1/36            15,628,445
       8,300       Speedway, IN, Economic Development
                   Authority, (Hermitage Apartments), (AMT)
                   , 6.00%, 5/1/31                                8,050,917
---------------------------------------------------------------------------
                                                             $  168,780,189
---------------------------------------------------------------------------
Industrial Development Revenue -- 12.9%
---------------------------------------------------------------------------
    $  7,400       Austin, TX, (Cargoport Development LLC),
                   (AMT), 8.30%, 10/1/21                     $    7,652,488
       2,000       California Pollution Control Financing
                   Authority, (Laidlaw Environmental),
                   (AMT), 6.70%, 7/1/07(1)                           76,000
       2,000       Camden County, NJ, (Holt Hauling),
                   (AMT), 9.875%, 1/1/21                          1,981,280
       6,050       Carbon County, UT, (Laidlaw
                   Environmental), (AMT), 7.50%, 2/1/10           5,989,318
      12,450       Courtland, AL, (Champion International),
                   (AMT), 7.00%, 6/1/22                          12,779,427
      25,250       Denver, CO, City and County, (United
                   Airlines),
                   Variable Rate, 10/1/32(3)(4)                  26,021,640
       8,000       Effingham County, GA, Solid Waste
                   Disposal, (Fort James), (AMT),
                   5.625%, 7/1/18                                 7,426,960
       7,530       Gulf Coast, TX, Waste Disposal,
                   (Champion International), (AMT),
                   6.875%, 12/1/28                                7,714,410
       6,645       Hardeman County, TN, (Correctional
                   Facilities Corp.), 7.75%, 8/1/17               6,858,105
       6,370       Kimball, NE, EDA, (Clean Harbors),
                   (AMT), 10.75%, 9/1/26                          6,582,631
       1,600       Knox County, TN, Industrial Development
                   Board (Melrose Place, Ltd.),
                   6.875%, 12/1/14                                1,536,256
       7,000       Knox County, TN, Industrial Development
                   Board (Weisgarber Partners),
                   6.875%, 12/1/14                                6,753,950
       7,650       Little River County, AR,
                   (Georgia-Pacific), (AMT),
                   5.60%, 10/1/26                                 7,014,897
       6,500       Los Angeles, CA, Regional Airports
                   Improvement Corp., (LAXFuel), (AMT),
                   6.50%, 1/1/32                                  6,559,085
       5,000       McMinn County, TN, (Calhoun Newsprint -
                   Bowater, Inc.), (AMT), 7.40%, 12/1/22          5,170,700
      10,000       Michigan Strategic Fund, (S.D. Warren),
                   7.375%, 1/15/22                               10,381,100
      15,000       Michigan Strategic Fund, (S.D. Warren),
                   (AMT), 7.375%, 1/15/22                        15,571,650
       3,500       Michigan Strategic Fund, (S.D. Warren),
                   (AMT), 7.375%, 1/15/22                         3,633,385

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2000

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Industrial Development Revenue (continued)
---------------------------------------------------------------------------
    $  3,625       Middleboro, MA, (Read Corp.),
                   9.50%, 10/1/10                            $    3,755,138
      17,000       New Jersey EDA, (Holt Hauling),
                   7.75%, 3/1/27                                 16,663,740
       1,500       New Jersey EDA, (Holt Hauling), (AMT),
                   7.90%, 3/1/27                                  1,455,930
      11,885       New Jersey EDA, RITES ,
                   Variable Rate, 9/15/29                        10,266,976
       1,000       Ohio Solid Waste Revenue, (Republic
                   Engineered Steels), (AMT),
                   9.00%, 6/1/21                                    197,640
      22,600       Peninsula Ports Authority, VA, (Zeigler
                   Coal), 6.90%, 5/2/22                          11,074,000
      10,000       Pennsylvania, IDA, (Sun Co.), (AMT),
                   7.60%, 12/1/24                                10,504,100
       2,585       Riverdale Village, IL, (ACME Metals,
                   Inc.), (AMT), 7.90%, 4/1/24                    2,061,538
       2,000       Riverdale Village, IL, (ACME Metals,
                   Inc.), (AMT), 7.95%, 4/1/25                    1,595,000
       2,185       Savannah, GA, (Intercat-Savannah),
                   (AMT), 9.75%, 7/1/10                           1,341,507
       3,597       Savannah, GA, EDA, (Intercat-Savannah),
                   (AMT), 9.00%, 1/1/15                           2,208,548
       5,000       Skowhegan, ME, (S.D. Warren), (AMT),
                   6.65%, 10/15/15                                4,868,900
       3,500       Toole County, UT, (Laidlaw
                   Environmental), (AMT), 7.55%, 7/1/27(1)          133,000
      18,500       Valdez, AK, (British Petroleum),
                   Variable Rate, 8/1/25(3)(4)                   18,043,420
       4,000       Yavapai County, AZ, IDA, (Citizens
                   Utilities), (AMT), 5.45%, 6/1/33               3,724,400
---------------------------------------------------------------------------
                                                             $  227,597,119
---------------------------------------------------------------------------
Insured-Electric Utilities -- 3.5%
---------------------------------------------------------------------------
    $ 10,000       Los Angeles, CA, Department of Water and
                   Power, (MBIA), 5.00%, 10/15/33            $    9,150,000
      12,500       Matagorda County, TX, Navigation
                   District, (Houston Lighting), (AMBAC),
                   (AMT), 5.125%, 11/1/28                        11,268,000
      16,000       Piedmont, SC, Municipal Power Agency,
                   (MBIA), 4.75%, 1/1/25                         13,540,960
      16,500       Sacramento, CA, Municipal Utility
                   District, (MBIA),
                   Variable Rate, 11/15/15(3)                    16,953,750
      15,350       South Carolina Public Services, (FGIC),
                   Variable Rate, 1/1/25(3)(4)                   11,838,688
---------------------------------------------------------------------------
                                                             $   62,751,398
---------------------------------------------------------------------------
Insured-General Obligations -- 1.3%
---------------------------------------------------------------------------
    $ 14,000       Chicago, IL, Board of Education, (FGIC),
                   0.00%, 12/1/29                            $    2,467,360
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Insured-General Obligations (continued)
---------------------------------------------------------------------------
    $  3,950       Umatilla County, OR, School District No.
                   008R, (MBIA),
                   Variable Rate, 12/15/14(3)(4)             $    3,662,045
      10,000       University of Vermont and State
                   Agricultural College, (MBIA),
                   4.75%, 10/1/38                                 8,219,600
      10,000       West Virginia, (FGIC), 4.50%, 6/1/23           8,354,400
---------------------------------------------------------------------------
                                                             $   22,703,405
---------------------------------------------------------------------------
Insured-Health Care Miscellaneous -- 0.2%
---------------------------------------------------------------------------
    $  3,500       Massachusetts HEFA, (Harvard Pilgrim
                   Health), (FSA), 5.00%, 7/1/28             $    2,995,895
---------------------------------------------------------------------------
                                                             $    2,995,895
---------------------------------------------------------------------------
Insured-Hospital -- 1.3%
---------------------------------------------------------------------------
    $ 15,210       Maryland HEFA, (Medlantic/Helix Issue),
                   (AMBAC), 5.25%, 8/15/38                   $   13,645,043
       9,220       Tyler, TX, Health Facility Development
                   Corp., (East Texas Medical Center),
                   (FSA), 5.375%, 11/1/27                         8,624,296
---------------------------------------------------------------------------
                                                             $   22,269,339
---------------------------------------------------------------------------
Insured-Housing -- 0.4%
---------------------------------------------------------------------------
    $  7,525       SCA Multifamily Mortgage, Industrial
                   Development Board, Hamilton County, TN,
                   (FSA), (AMT), 7.35%, 1/1/30               $    8,059,350
---------------------------------------------------------------------------
                                                             $    8,059,350
---------------------------------------------------------------------------
Insured-Industrial Development Revenue -- 0.6%
---------------------------------------------------------------------------
    $ 11,950       Chicago, IL, (The Peoples Gas, Light and
                   Coke), (AMBAC), (AMT),
                   Variable Rate, 12/1/23(3)(4)              $   11,587,079
---------------------------------------------------------------------------
                                                             $   11,587,079
---------------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.0%
---------------------------------------------------------------------------
    $  3,415       Regional Transportation Authority, LA,
                   (FGIC), 0.00%, 12/1/12                    $    1,802,335
      10,935       Regional Transportation Authority, LA,
                   (FGIC), 0.00%, 12/1/15                         4,737,370
      10,000       Regional Transportation Authority, LA,
                   (FGIC), 0.00%, 12/1/21                         2,931,800
       7,000       Utah Municipal Finance Corp., Local
                   Government Revenue, (FSA),
                   0.00%, 3/1/10                                  4,335,380
       6,000       Utah Municipal Finance Corp., Local
                   Government Revenue, (FSA),
                   0.00%, 3/1/11                                  3,496,140
---------------------------------------------------------------------------
                                                             $   17,303,025
---------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2000

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------
Insured-Transportation -- 4.9%
---------------------------------------------------------------------------
    $  5,000       Atlanta, GA, Metropolitan Rapid
                   Transportation Authority, (MBIA),
                   Variable Rate, 7/1/20(3)(4)               $    4,301,100
      20,930       Central Puget Sound, WA, Transportation
                   Authority, (FGIC), 4.75%, 2/1/28              17,631,223
      12,000       Florida Turnpike Authority, (FSA) ,
                   4.50%, 7/1/28                                  9,814,080
       8,750       Manchester Airport, NH, (MBIA),
                   4.50%, 1/1/28                                  7,023,275
      12,000       Massachusetts Turnpike Authority,
                   Metropolitan Highway System, (MBIA),
                   5.00%, 1/1/37                                 10,511,280
      22,100       Metropolitan Washington, DC Airport
                   Authority, (MBIA), 5.75%, 10/1/21             22,149,946
      10,000       Ohio Turnpike Commission, (FGIC),
                   4.50%, 2/15/24                                 8,263,500
       8,000       Ohio Turnpike Commission, (FGIC),
                   4.75%, 2/15/28                                 6,848,080
---------------------------------------------------------------------------
                                                             $   86,542,484
---------------------------------------------------------------------------
Insured-Water and Sewer -- 4.9%
---------------------------------------------------------------------------
    $ 31,125       Atlanta, GA, Water and Wastewater,
                   (FGIC), 5.00%, 11/1/38                    $   27,295,380
      20,980       Chicago, IL, Wastewater Transmission,
                   (MBIA) , 0.00%, 1/1/26                         4,702,457
      14,000       Fulton County, GA, Water and Sewer,
                   (FGIC), 4.75%, 1/1/28                         12,023,340
       7,150       Harrisburg, PA, Water Revenue Bonds,
                   (FGIC), Variable Rate, 8/11/16(3)              6,729,938
      23,015       New York City, NY, Municipal Water
                   Finance Authority, (Water and Sewer
                   System), (FGIC), 4.75%, 6/15/31               19,421,898
       9,000       Tampa Bay, FL, Water Utility System,
                   (FGIC), 4.75%, 10/1/27                         7,763,490
      10,500       Upper Occoquan Sewage Authority, VA,
                   (MBIA), 4.75%, 7/1/29                          8,920,170
---------------------------------------------------------------------------
                                                             $   86,856,673
---------------------------------------------------------------------------
Miscellaneous -- 0.3%
---------------------------------------------------------------------------
    $ 10,200       Orange County, NC, (Community Activity
                   Corp.), 8.00%, 3/1/24(1)                  $    4,539,000
       1,600       Pittsfield Township, MI, EDC, (Arbor
                   Hospice), 7.875%, 8/15/27                      1,524,576
---------------------------------------------------------------------------
                                                             $    6,063,576
---------------------------------------------------------------------------
Nursing Home -- 7.9%
---------------------------------------------------------------------------
    $ 12,970       Bell County, TX, (Riverside Healthcare,
                   Inc. - Normandy Terrace), 9.00%, 4/1/23   $   14,264,925
       3,260       Collier County, FL, IDA, (Beverly
                   Enterprises), 10.75%, 3/1/03                   3,401,614
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Nursing Home (continued)
---------------------------------------------------------------------------
    $  4,815       Delaware County, PA, (Mainline -
                   Haverford Nursing and Rehabilitation
                   Centers), 9.00%, 8/1/22                   $    5,217,004
       2,150       Hillsborough County, FL, IDA, (Tampa Bay
                   Retirement Center), 0.00%, 6/1/25              1,056,231
      10,015       Hillsborough County, FL, IDA, (Tampa Bay
                   Retirement Center), 7.00%, 6/1/25              9,096,224
      10,000       Indianapolis, IN, (National Benevolent
                   Association - Robin Run Village),
                   7.625%, 10/1/22                               10,323,800
       3,475       Lackawanna County, PA, IDA, (Edella
                   Street Associates), 8.875%, 9/1/14             3,640,966
       2,415       Luzerne County, PA, IDA, (River Street
                   Associates), 8.75%, 6/15/07                    2,527,128
      13,250       Massachusetts IFA, (Age Institute of
                   Massachusetts), 8.05%, 11/1/25                13,725,145
      11,745       Mississippi Business Finance Corp.,
                   (Magnolia Healthcare), 7.99%, 7/1/25          11,717,517
       6,750       Missouri HEFA, (Bethesda Health Group of
                   Saint Louis, Inc.), 6.625%, 8/15/05            6,836,333
      14,000       Missouri HEFA, (Bethesda Health Group of
                   Saint Louis, Inc.), 7.50%, 8/15/12            14,704,760
      12,155       Montgomery, PA, IDA, (Advancement of
                   Geriatric Health Care Institute),
                   8.375%, 7/1/23                                12,491,572
       4,820       New Jersey EDA, (Claremont Health
                   System, Inc.), 9.10%, 9/1/22                   5,108,284
       5,915       New Jersey EDA, (Victoria Health Corp.),
                   7.75%, 1/1/24                                  6,065,123
       3,500       Orange County, FL, Health Facilities
                   Authority, (Westminster Community Care)
                   , 6.75%, 4/1/34                                3,085,565
       4,805       Sussex County, DE, (Delaware Health
                   Corp.), 7.50%, 1/1/14                          4,807,258
       4,900       Sussex County, DE, (Delaware Health
                   Corp.), 7.60%, 1/1/24                          4,916,954
       2,405       Westmoreland, PA, (Highland Health
                   Systems, Inc.), 9.25%, 6/1/22                  2,548,386
       4,000       Wisconsin HEFA, (Wisconsin Illinois
                   Senior Housing), 7.00%, 8/1/29                 3,705,080
         445       Wisconsin HEFA, (Wisconsin Illinois
                   Senior Housing) , 8.00%, 8/1/02                  444,978
---------------------------------------------------------------------------
                                                             $  139,684,847
---------------------------------------------------------------------------
Senior Living / Life Care -- 3.5%
---------------------------------------------------------------------------
    $ 14,700       Albuquerque, NM, Retirement Facilities,
                   (La Vida Liena Retirement Center),
                   5.75%, 12/15/28                           $   11,640,783
      10,000       Albuquerque, NM, Retirement Facilities,
                   (La Vida Liena Retirement Center),
                   6.60%, 12/15/28                                8,592,500

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2000

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Senior Living / Life Care (continued)
---------------------------------------------------------------------------
    $ 11,570       De Kalb County, GA, Private Hospital
                   Authority, (Atlanta, Inc.),
                   8.50%, 3/1/25(5)                          $    5,900,700
      15,000       Louisiana HFA, (HCC Assisted Living
                   Group 1), (AMT), 9.00%, 3/1/25                15,727,650
      12,375       North Miami, FL, Health Facilities
                   Authority, (Imperial Club),
                   6.75%, 1/1/33                                 10,587,060
         800       North Miami, FL, Health Facilities
                   Authority, (Imperial Club),
                   9.00%, 1/1/12                                    800,536
       5,330       Ridgeland, MS, Urban Renewal, (The
                   Orchard), 7.75%, 12/1/15                       5,516,017
       2,565       South Dakota HEFA, (Prairie Lakes Health
                   Care), 7.25%, 4/1/22                           2,600,243
---------------------------------------------------------------------------
                                                             $   61,365,489
---------------------------------------------------------------------------
Special Tax Revenue -- 0.8%
---------------------------------------------------------------------------
    $  8,850       South Orange County, CA, Public
                   Financing Authority, DRIVERS,
                   Variable Rate, 8/15/15(3)(4)              $    9,006,911
       5,125       University Square Community Development
                   District, FL, 6.75%, 5/1/20                    5,088,869
---------------------------------------------------------------------------
                                                             $   14,095,780
---------------------------------------------------------------------------
Transportation -- 2.2%
---------------------------------------------------------------------------
    $  5,750       Connector 2000 Association, Inc., South
                   Carolina Toll Road, (Southern
                   Connector), 5.25%, 1/1/23                 $    4,496,155
       4,735       Denver, CO, City and County Airport
                   Revenue, (AMT), 7.50%, 11/15/23                5,169,484
      20,505       Massachusetts Turnpike Authority,
                   6.39%, 1/1/23(3)(4)                           17,892,048
       9,500       Massachusetts Turnpike Authority,
                   6.869%, 1/1/20(3)(4)                           8,368,075
       3,000       Tri-County, OR, Metropolitan
                   Transportation District,
                   Variable Rate, 8/1/19(3)(4)                    2,587,110
---------------------------------------------------------------------------
                                                             $   38,512,872
---------------------------------------------------------------------------
Water and Sewer -- 2.4%
---------------------------------------------------------------------------
    $ 10,960       California Water Resources, (Central
                   Valley), Variable Rate, 12/1/24(3)(4)     $   10,287,275
      10,135       California Water Resources, (Central
                   Valley), Variable Rate, 12/1/28(3)(4)          9,181,601
      10,000       Houston, TX, Water and Sewer System,
                   4.75%, 12/1/24                                 8,521,200
         805       Metropolitan Southern California
                   Waterworks, 3.05%, 7/1/21                        805,000
       9,400       Metropolitan Southern California
                   Waterworks,
                   Variable Rate, 7/1/27(3)(4)                    7,471,308
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Water and Sewer (continued)
---------------------------------------------------------------------------
    $  7,000       Metropolitan Water District, CA,
                   (Southern California Waterworks),
                   Variable Rate, 7/1/27(3)(4)               $    5,564,020
---------------------------------------------------------------------------
                                                             $   41,830,404
---------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.2%
   (identified cost $1,732,006,176)                          $1,738,781,494
---------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.8%                       $   31,203,795
---------------------------------------------------------------------------
Net Assets -- 100.0%                                         $1,769,985,289
---------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 At September 30, 2000, the concentration of the Portfolio's investments in the various states, determined as a percentage of net assets, is as follows:

California                                                12.2%
Others, representing less than 10% individually           86.0%

 The Portfolio invests primarily in debt securities issued by municipali-ties. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2000, 18.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.1% to 7.9% of total investments.

 (1)  Non-income producing security.
 (2)  Security has been issued as a leveraged inverse floater bond.
 (3)  Security has been issued as an inverse floater bond.
 (4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (5)  The Portfolio is accruing only partial interest on this security.

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2000
Assets
--------------------------------------------------------
Investments, at value (identified cost,
   $1,732,006,176)                        $1,738,781,494
Cash                                              23,423
Receivable for investments sold                   50,000
Interest receivable                           31,404,745
--------------------------------------------------------
TOTAL ASSETS                              $1,770,259,662
--------------------------------------------------------
Liabilities
--------------------------------------------------------
Demand note payable                       $      200,000
Payable to affiliate for Trustees' fees              472
Accrued expenses                                  73,901
--------------------------------------------------------
TOTAL LIABILITIES                         $      274,373
--------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $1,769,985,289
--------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $1,763,209,971
Net unrealized appreciation (computed on
   the basis of identified cost)               6,775,318
--------------------------------------------------------
TOTAL                                     $1,769,985,289
--------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
SEPTEMBER 30, 2000
Investment Income
------------------------------------------------------
Interest                                  $128,180,914
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $128,180,914
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $  8,345,694
Trustees fees and expenses                      34,841
Legal and accounting services                  133,558
Custodian fee                                  319,515
Miscellaneous                                  230,505
------------------------------------------------------
TOTAL EXPENSES                            $  9,064,113
------------------------------------------------------
Deduct --
   Reduction of custodian fee             $    301,583
------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $    301,583
------------------------------------------------------

NET EXPENSES                              $  8,762,530
------------------------------------------------------

NET INVESTMENT INCOME                     $119,418,384
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(29,265,457)
------------------------------------------------------
NET REALIZED LOSS                         $(29,265,457)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(16,870,231)
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(16,870,231)
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(46,135,688)
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 73,282,696
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED          YEAR ENDED
IN NET ASSETS                             SEPTEMBER 30, 2000  SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
From operations --
   Net investment income                  $      119,418,384  $      136,988,870
   Net realized gain (loss)                      (29,265,457)         31,760,688
   Net change in unrealized appreciation
      (depreciation)                             (16,870,231)       (280,608,085)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $       73,282,696  $     (111,858,527)
--------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $      184,624,795  $      375,986,994
   Withdrawals                                  (613,467,015)       (478,708,432)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                           $     (428,842,220) $     (102,721,438)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $     (355,559,524) $     (214,579,965)
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                      $    2,125,544,813  $    2,340,124,778
--------------------------------------------------------------------------------
AT END OF YEAR                            $    1,769,985,289  $    2,125,544,813
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2000

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                         YEAR ENDED SEPTEMBER 30,
                                  -----------------------------------------------------------------------
                                     2000           1999           1998           1997           1996
---------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                             0.48%          0.45%          0.45%          0.52%          0.49%
   Expenses after custodian
      fee reduction                     0.47%          0.43%          0.43%          0.52%          0.48%
   Net investment income                6.37%          5.92%          5.93%          6.51%          6.65%
Portfolio Turnover                        41%            60%            28%            17%            19%
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $1,769,985     $2,125,545     $2,340,125     $2,181,615     $2,212,478
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   National Municipals Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount when required for Federal income tax purposes.

 C Federal Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

 F Legal Fees -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

 G When-issued and Delayed Delivery Transactions -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

 H Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 I Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.
 J Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended September 30, 2000, the fee was equivalent to 0.45% of the Portfolio's average daily net assets for such period and amounted to $8,345,694. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2000, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $763,508,479 and $1,116,383,302, respectively, for the year ended September 30, 2000.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation/depreciation in the value of the investments owned at September 30, 2000, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $1,732,166,857
    --------------------------------------------------------
    Gross unrealized appreciation             $   90,413,630
    Gross unrealized depreciation                (83,798,993)
    --------------------------------------------------------
    NET UNREALIZED APPRECIATION               $    6,614,637
    --------------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At September 30, 2000, the Portfolio had a balance outstanding pursuant to this line of credit of $200,000. The Portfolio did not have any significant borrowings or allocated fees during the year ended September 30, 2000.

6 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   At September 30, 2000, there were no outstanding obligations under these financial instruments.

NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2000

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE MUNICIPALS TRUST
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance National Municipals Fund (one of the series constituting Eaton Vance Municipals Trust) as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 2000 and 1999 and the financial highlights for each of the years in the five-year period ended September 30, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance National Municipals Fund at September 30, 2000, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 3, 2000

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2000

INVESTMENT MANAGEMENT

EATON VANCE NATIONAL MUNICIPALS FUND

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of Business Administration

Norton H. Reamer
President, Unicorn

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

NATIONAL MUNICIPALS PORTFOLIO

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

Thomas M. Metzold
Vice President and Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
President, Unicorn

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

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INVESTMENT ADVISER OF NATIONAL MUNICIPALS PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADMINISTRATOR OF EATON VANCE NATIONAL MUNICIPALS FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260



CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116



TRANSFER AGENT
PFPC, INC.
Attn:  Eaton Vance Funds
P.O. Box 9653
Providence, RI 02904-9653
(800) 262-1122


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022








EATON VANCE MUNICIPALS TRUST
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109


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This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
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448-11/00                                                                HMSRC